POWER OF ATTORNEY

                  The undersigned Officers and Trustees of TEMPLETON CAPITAL ACCUMULATOR FUND (the "Registrant") and the Registrant hereby appoint Murray L. Simpson, Barbara J. Green, David P. Goss, Steven Gray, Robert C. Rosselot, Bruce
G. Leto, Lisa A. Duda, Larry P. Stadulis, and Kristin H. Ives (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (the "1933 Act"), and/or Registrant's registration statements on Form N-14 under the 1933 Act, or any amendments to such registration statements covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and/or any documents relating to either of such registration statements referred to above. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

                  The undersigned Registrant, Officers and Trustees hereby execute this Power of Attorney as of the 3rd day of December, 2002.



/s/GARY P. MOTYL                          /s/CHARLES B. JOHNSON
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Gary P. Motyl,                            Charles B. Johnson, Trustee
Chief Executive Officer -
Investment Management


/s/HARRIS J. ASHTON                       /s/BETTY P. KRAHMER
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Harris J. Ashton, Trustee                 Betty P. Krahmer, Trustee


/s/NICHOLAS F. BRADY                      /s/GORDON S. MACKLIN
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Nicholas F. Brady, Trustee                Gordon S. Macklin, Trustee


/s/FRANK J. CROTHERS                      /s/FRED R. MILLSAPS
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Frank J. Crothers, Trustee                Fred R. Millsaps, Trustee


/s/S. JOSEPH FORTUNATO                    /s/CONSTANTINE D. TSERETOPOULOS
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S. Joseph Fortunato, Trustee              Constantine D. Tseretopoulos, Trustee


/s/ANDREW H. HINES, JR.                   /s/JIMMY D. GAMBILL
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Andrew H. Hines, Jr., Trustee             Jimmy D. Gambill, Chief Executive
                                          Officer - Finance and Administration


/s/EDITH E. HOLIDAY                       /s/BRUCE S. ROSENBERG
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Edith E. Holiday, Trustee                 Bruce S. Rosenberg, Chief Financial
                                          Officer